Exhibit 23.2


                              ACCOUNTANTS' CONSENT
                              --------------------


The Board of Directors
Cardinal Financial Corporation and Subsidiaries:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



/s/ KPMG LLLP

McLean, Virginia
June 1, 2000